UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2023

CITIBANK CREDIT CARD ISSUANCE TRUST

(Issuing Entity in respect of the Notes)

(Exact name of issuing entity as specified in its charter)

DELAWARE	333-261769	NOT APPLICABLE	0001108348
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

CITIBANK CREDIT CARD MASTER TRUST I

(Issuing Entity in respect of the Collateral Certificate)

(Exact name of issuing entity as specified in its charter)

NEW YORK	333-261769-02	NOT APPLICABLE	0000921864
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

CITIBANK, N.A.

(Exact name of depositor and sponsor as specified in its charter)

UNITED STATES OF AMERICA	333-261769-01	13-5266470	0001522616
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

388 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor and sponsor)	(Zip Code)

Registrant’s telephone number, including area code: (212) 559-1000

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 6, 2023, Citibank, N.A., as Seller and Servicer, and Deutsche Bank Trust Company Americas, as Trustee, entered into Amendment No. 3 dated as of February 6, 2023 (“Amendment No. 3”), to the Amended and Restated Series 2009 Supplement dated as of August 9, 2011, as further amended by Amendment No. 1 dated as of July 10, 2012, and as further amended by Amendment No. 2 dated as of November 3, 2017 (“Series 2009 Supplement”), to the Third Amended and Restated Pooling and Servicing Agreement dated as of May 29, 1991, as amended and restated as of October 5, 2001, as further amended and restated as of August 9, 2011, and as further amended and restated as of November 10, 2016, between Citibank, N.A., as Seller and Servicer, and Deutsche Bank Trust Company Americas, as Trustee. Amendment No. 3 amended the definitions of “Series 2009 Certificate Rate” and “Interest Period”, replacing LIBOR with Compounded SOFR (calculated as described in Amendment No. 3) as the applicable benchmark, added benchmark termination fallback provisions and made other conforming changes to the Series 2009 Supplement. In addition, the Series 2009 Expected Final Payment Date was extended from the February 2023 Distribution Date to the February 2025 Distribution Date, and the Applicable Margin beginning on the February 2023 Distribution Date was reset to 5.40%. The collateral certificate is Citibank Credit Card Issuance Trust’s primary asset and source of funds for the payment of principal and interest on its notes. The Series 2009 Certificate provides credit enhancement to the collateral certificate and the notes issued by Citibank Credit Card Issuance Trust.

Amendment No. 3 is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit 99.1	Amendment No. 3 dated as of February 6, 2023, to the Amended and Restated Series 2009 Supplement dated as of August 9, 2011, to the Third Amended and Restated Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK, N.A., as Depositor of Citibank Credit Card Issuance Trust and Citibank Credit Card Master Trust I
(Registrant)

By:	/s/ Tami R. Berens
Tami R. Berens
Vice President

Dated: February 6, 2023

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